UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

     On December 10, 2002, our Board of Trustees determined to continue the existing suspension of quarterly distributions on our Series B preferred shares and our common shares for the fourth quarter of 2002. Please refer to our quarterly report on Form 10-Q for the period ended September 30, 2002 filed with the Securities and Exchange Commission for a discussion of the considerations involved in our current suspension of dividends.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated December 10, 2002                     By: /s/  Louis G. Conforti
                                                ----------------------

                                                Louis G. Conforti
                                                Co-President and
                                                Chief Financial Officer